May 8, 2012 Progressing Towards Separation Exhibit 99.2

Failure to obtain necessary regulatory approvals or to satisfy any of the other conditions to the proposed transactions;
Adverse impacts on the market price of our common stock and on our operating results because of a failure to complete the proposed transactions;
Failure to realize the expected benefits of the proposed transactions;
Negative impacts of announcement or consummation of the proposed transactions on the market price of the company’s common stock;
Significant transaction costs and/or unknown liabilities;
General economic and business conditions that impact the companies in connection with the proposed transactions;
Unanticipated expenses such as litigation or legal settlement expenses;
Failure to obtain tax rulings or tax law changes;
Changes in capital market conditions that may impact proposed debt refinancings;
The impacts of the proposed transactions on the company’s employees, customers and suppliers;
Future opportunities that the company’s board may determine present greater potential to increase shareholder value; and
The ability of the companies to operate independently following the transactions.
Tyco is under no obligation (and expressly disclaims any obligation)
to update its forward-looking statements.
Forward-Looking Statements / Safe Harbor
Forward-Looking Statements / Safe Harbor

This presentation contains a number of forward-looking statements.  Words, and variations of words, such as “expect”, “intend”, “will”, “anticipate”,
“believe”, “propose”, “potential”, “continue”, “opportunity”, “estimate”, “project” and similar expressions are intended to identify forward-looking
statements.   Examples of forward-looking statements include, but are not limited to, our intent to spin-off ADT and Flow Control (and subsequently merge Flow Control with Pentair Inc.), the expectation that these transactions will be tax-free, statements regarding the leadership, resources, potential, priorities, and opportunities for the companies following the spin-offs, statements regarding the credit profile of each of the companies following the spin-
offs, and the timing of the transactions.  The forward-looking statements in this press release are based on current expectations and assumptions that are subject to risks and uncertainties, many of which are outside of our control, and could cause results to materially differ from expectations.  Such risks and uncertainties include, but are not limited to:
Actual results could differ materially from anticipated results.  For further information regarding risks and uncertainties related to Tyco’s businesses, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of Tyco’s SEC filings, including, but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q, copies of which may be obtained by contacting Tyco’s
Investor Relations Department, Tyco International Management Company LLC, 9 Roszel Road, Princeton, New Jersey 08540 or at Tyco’s Investor
Relations website at: http://investors.tyco.com under the heading “Investor Relations” and then under the heading “SEC Filings.”

Tyco Flow Control has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents Tyco Flow Control has filed with the SEC for more complete information about Tyco Flow Control and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, Tyco Flow Control will arrange to send you the prospectus if you request it by calling toll-free 1-800-320-2350. The documents also are available by accessing Tyco’s web site at www.tyco.com.
Important Information
Important Information

In connection with the proposed transactions, Tyco has filed a preliminary proxy statement for the stockholders of Tyco with the Securities and
Exchange Commission (the “SEC”). Tyco will mail the final proxy statement to its stockholders.  BEFORE MAKING ANY VOTING DECISION,
TYCO’S STOCKHOLDERS AND INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH
THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT
INFORMATION ABOUT THE PROPOSED SPIN-OFF TRANSACTIONS.  Investors and security holders may obtain, without charge, a copy of the proxy statement, as well as other relevant documents containing important information about Tyco at the SEC’s website (www.sec.gov) once such documents are filed with the SEC.  You may also read and copy any reports, statements and other information filed by Tyco at the SEC public reference room at 100 F. Street, N.E., Washington D.C. 20549.  Please call the SEC at 1-800-SEC-0330 for further information.
Tyco and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed spin-off transactions.  Information concerning the interests of Tyco’s participants in the solicitation is set forth in the proxy statement relating to the transactions.

Today’s Announcement
Today’s Announcement

Registration Statements filed with the Securities and Exchange
Commission for Tyco Flow Control
Preliminary Proxy Statement filed in connection with Special
General Meeting of shareholders to be called for vote on the proposed separation
ADT Corporation Board of Directors named (see slide 5)
New Nominees for Tyco Fire & Security Board of Directors named
(see slide 12)

Timothy M. Donahue Timothy M. Donahue
Former Executive Chairman of Sprint Nextel
Corporation
Tyco Director since March 2008
Bruce S. Gordon Bruce S. Gordon
Non-Executive Chairman Elect
Former President and Chief Executive Officer of the
NAACP
Former President of Retail Markets at Verizon
Communications, Inc.
Tyco Director since January 2003
Dinesh Paliwal Dinesh Paliwal
Chairman of the Board, Chief Executive Officer and
President of Harman International Industries, Inc.
Former Executive at ABB, Ltd.
Tyco Director since March 2011
Post-Spin Board of Directors
Post-Spin Board of Directors
ADT Corporation
ADT Corporation
Board of Directors & Consultant
Board of Directors & Consultant

Edward D. Breen Edward D. Breen
Chairman and Chief Executive Officer of Tyco since July 2002
Consultant
Consultant
Robert M. Dutkowsky Robert M. Dutkowsky
Chief Executive Officer of Tech Data Corporation
since October 2006
Kathleen W. Hyle Kathleen W. Hyle
Former Senior Vice President and Chief Operating
Officer of Constellation Energy Group, Inc.
Bridgette P. Heller Bridgette P. Heller
Executive Vice President of Merck & Co, Inc. and
President of Merck Consumer Care
Naren Gursahaney Naren Gursahaney
Chief Executive Officer Elect
Joined Tyco in 2003. Currently serving as President
of Tyco’s ADT North American Residential segment
Thomas J. Colligan Thomas J. Colligan
Former Vice Chairman and Partner of
PricewaterhouseCoopers LLP

Details Regarding the Separation and the
Special General Meeting
Risk Factors Related to Proposed
Separation and our Business Following
the Separation
Information Regarding Tyco’s Current and
Future Management Team
Description of Separation and Related
Agreements
Selected Historical Financial Information
for ADT, Flow Control and Pentair
Proposals for Shareholder Vote
- Approval of ADT distribution
- Approval of Flow Control distribution
- Election of Tyco Directors
- Approval of ordinary cash dividends to replace
conditional dividends approved in March 2012
Pro Forma Financials for Tyco – giving
effect to the distribution of ADT and Flow
Control
- Statement of Operations for last 3 fiscal years
- Statement of Operations for fiscal Q1FY12 and
Q1FY11
- Pro forma Balance Sheet as of December 30, 2011
Supplemental Pro Forma Financial
Information
- Fiscal 2007-2011 annual periods and Q1 2012 &
Q1 2011 quarterly periods
- Anticipated cash and capitalization, including debt
structure
Business Overview and Future Strategy
Transaction Information
Contents of Proxy Statement
Contents of Proxy Statement

Fire & Security Information

Overview Tyco Fire & Security

World’s leading pure-play Fire & Security company
2011 pro-forma revenue of $10.3B
*
of which 45% is
service revenue
69,000 employees
100+ countries served from 1,200+ office locations
More than 2.5M customers
Industry leading brands including Tyco Integrated
Security, SimplexGrinnell, Sensormatic, Wormald,
Scott, Ansul and ADT (outside of North America)

*Excludes Electrical and Metal Products business.  Majority interest was sold on December 22, 2010.
Fire & Security At A Glance
Fire & Security At A Glance

Fire & Security Strengths
Fire & Security Strengths

Leading market positions and brands
Global reach and significant scale of operations
Diverse portfolio of services and products
Diverse customer base
Strong cash flow supported by a stable, recurring
revenue base
Technology leader
Experienced management team
Modest Capital Requirements Provide A Very Attractive Return On Invested Capital

Fire & Security
Fire & Security
Strategic Priorities Support Our Vision
Strategic Priorities Support Our Vision

Accelerate high margin, recurring revenue growth
Expand emerging market presence & capabilities
Develop customer-focused solutions for vertical
markets
Use technology and innovation as enablers for
business transformation
Improve installation performance via better project
selectivity, pricing, and mix
Execute on operational improvement initiatives to
unlock value, enable growth, and improve flexibility
Pursue disciplined M&A to strengthen geographic
reach and technology portfolio
Manage/optimize small markets locally for value
Evaluate strategic exits from non-core businesses
Accelerate Growth
& Profitability
Drive Operational
Improvements
Optimize
The Portfolio
Building Upon Our Position As A Leading Provider of Fire & Security Products & Services

Fire & Security Management Team
Fire & Security Management Team
Brian
McDonald
Executive Vice
President,
Chief
Operating
Officer
Installation &
Services *
Scott
Clements
President
Tyco Vertical
Market
Solutions
and Chief
Technology
Officer
Colleen
Repplier
President
Fire
Protection
Products
Judy
Reinsdorf
Executive
Vice
President
and General
Counsel *
Larry
Costello
Executive
Vice
President
and Chief
Human
Resources
Officer *

Mike Ryan
President Life
Safety
Products
Mark
VanDover
President
Security
Products
Arun
Nayar
Executive
Vice
President
and Chief
Financial
Officer *
John
Repko
Senior Vice
President
and Chief
Information
Officer
Vivek
Kamath
Senior Vice
President and
Chief
Procurement
Officer
* Executive Officer
** Nominees
Edward D. Breen
Michael E. Daniels
Frank M. Drendel **
Brian Duperreault
Rajiv L. Gupta
John A. Krol
George R. Oliver **
Brendan R. O’Neill
William S. Stavropoulos
Sandra S. Wijnberg
R. David Yost
Board of Directors Operating Leaders
Functional Leaders
George Oliver George Oliver
CEO *
Currently President of Tyco
Fire & Security segment
Former President of Tyco
Fire Protection and
previously served as
President of Tyco Safety
Products and Electrical &
Metal Products
Held key operating roles in
several GE divisions
including CEO of GE Water &
Process Technologies and
CEO of GE Engine Services
Director of Atkore
International, Inc.

Edward D. Breen Edward D. Breen
Fire & Security Non-Executive Chairman Elect
Chairman and Chief Executive Officer of Tyco since July 2002
Michael E. Daniels Michael E. Daniels
Senior Vice President, Global Technology Services at IBM
Tyco Director since March 2010
George R. Oliver * George R. Oliver *
Chief Executive Officer Elect
Joined Tyco in 2006. Currently serving as President of
Tyco’s Fire & Security segment
John A. Krol John A. Krol
Former Chairman and Chief Executive Officer of E.I. du
Pont de Nemours & Company
Tyco Director since August 2002
William S. Stavropoulos William S. Stavropoulos
Former Chairman, President and Chief Executive Officer of
Dow Chemical Company
Tyco Director since March 2007
R. David Yost R. David Yost
Former President and Chief Executive Officer of
AmerisourceBergen
Tyco Director since March 2009
Sandra S. Wijnberg Sandra S. Wijnberg
Chief Administrative Officer of Aquiline Holdings LLC
Tyco Director since March 2003
Board of Directors
Fire & Security Board of Directors
Fire & Security Board of Directors

Rajiv L. Gupta Rajiv L. Gupta
Former Chairman and Chief Executive Officer of Rohm and
Haas Company
Tyco Director since March 2005
* Board Nominees
Brian Duperreault Brian Duperreault
President, Chief Executive Officer and Director of Marsh &
McLennan Companies Inc.
Tyco Director since March 2004
Frank M. Drendel * Frank M. Drendel *
Founder and Non-Executive Chairman of the Board of
CommScope Holding Company, Inc.
Former Chief Executive Officer of CommScope from 1976 -
2011
Former Chief Executive Officer of Imperial Chemical
Industries
Tyco Director since March 2003
Brendan R. O’Neill

Total Revenue*
Fire & Security Overview
Fire & Security Overview

FY11 Segment Mix*
NA
Installation
& Services
39%
ROW
Installation
& Services
44%
$ Billions
*Excludes Electrical and Metal Products business.  Majority interest was sold on December 22, 2010.
Global
Products
17%
Operating Highlights
Strong cash flow generation
Over the cycle free cash flow
approximates net income
Capital expenditures ~4% sales
Annual corporate expense expected to be
~$225 million on stand-alone basis
Annual tax rate ~20%
$9.7
$9.7
$10.3
FY09 FY10 FY11

tyco Fire & Security

Sensormatic

SimplexGrinnell

tyco Integrated Security

tyco Fire & Integrated Solutions

Sensormatic

ADT

tyco Fire & Security

WORMALD

Sensormatic

tyco

Installation & Services Business Overview
Installation & Services Business Overview
Lines of Business Business Drivers
Recurring / services revenue
Fire codes & standards
Integrated solutions
Technology refresh, upgrade &
modification cycles
Retailer store performance and
growth
Commercial construction
Residential/Small Business
subscriber recurring revenue
Integrated solutions
Fire codes & standards
evolution
Accelerated infrastructure
growth and market expansion
in emerging markets (China,
Brazil, India, Middle East)
Technology refresh cycles
Retailer store performance and
growth
Security systems (intrusion,
access control, EAS, video)
and solutions
Maintenance and monitoring
services (includes Resi/Small
Business market outside North
America)
Fire detection and alarms
Fire sprinklers, extinguishers
and suppression systems

North America
Systems
Installation &
Services
FY11 Revenue =
$4.0 Billion
Rest of World
Systems
Installation &
Services
FY11 Revenue =
$4.5 Billion
Global Reach And Significant Scale Of Operations
Key Brands

Installation & Services Financial Overview
Installation & Services Financial Overview

$ Billions
$ Billions
*Operating margin before special items is a non-GAAP measure. GAAP operating margin was 9.5%, 9.5% and 10.9% for FY09, FY10 and FY11, respectively for NA Systems Installation & Services.  GAAP operating margin was N/M, 8.6% and 9.3% for FY09, FY10 and FY11, respectively for ROW Systems Installation & Services. For a reconciliation, please see appendix.
N/M = not meaningful
North America
Systems
Installation &
Services
Rest of World
Systems
Installation &
Services
Total Revenue and Adj. Operating Margin*
Total Revenue and Adj. Operating Margin*
$4.3 $4.3
$4.5
5.9%
9.2%
11.5%
FY09 FY10 FY11
Revenue ($) Adj. Operating Margin (%)
$3.9
$3.8
$4.0
10.5%
9.9%
11.0%
FY09 FY10 FY11
Revenue ($) Adj. Operating Margin (%)

tyco Fire & Building Products

ANSUL

Grinnell
A Tyco International Company

CHEMGUARD

Simplex

Williams

Software House

DSC

American Dynamics

Visonic
A Tyco International Company

SCOTT SAFETY

Protector

tyco

Global Products Business Overview
Global Products Business Overview
Lines of Business
Lines of Business
Key Brands
Key Brands
Growth in high hazard infrastructure
spending (e.g., Oil & Gas, Power)
Fire codes and standards evolution
Construction spending
New products for emerging markets
Security and IT integration
Wireless / mobile-enabled devices
Edge devices supporting analytics
capabilities
Technology acceleration
Suppression systems
Fire sprinklers
Fire extinguishers
Fire detection & alarms
Mechanical products
Intrusion
Access control
Video surveillance
Electronic article
surveillance
Respiratory protection
systems
Thermal imaging
technologies
Gas detection
equipment
Product replacement cycles
Government / municipal spending
Growth in high hazard infrastructure
spending (e.g., Oil & Gas, Power)
Technology advancements
Business Drivers
Business Drivers

Fire Protection
Products
FY11 Revenue =
$950 Million
Security
Products
FY11 Revenue =
$400 Million
Life Safety
Products
FY11 Revenue =
$400 Million

Global Products Financial Overview
Global Products Financial Overview

$ Billions
N/M = not meaningful
Total Revenue and Adj. Operating Margin*
Global
Products
$1.5 $1.5
$1.8
16.7%
16.5%
16.5%
FY09 FY10 FY11
Revenue ($)
Adj. Operating Margin (%)
*Operating margin before special items is a non-GAAP measure. GAAP operating margin was N/M, 16.0% and 16.8% for FY09,
FY10 and FY11, respectively.  For a reconciliation, please see appendix.

Fire & Security
Fire & Security
Diversified & Balanced Portfolio
Diversified & Balanced Portfolio
Markets
Systems Install
Service
Global
Products
Diverse Revenue Base In Terms Of Geography And Markets
EMEA
North
America
Asia
Pacific

Latin
America
Geographic Mix
18% 18%
11% 11%
27% 27%
44% 44% 45% 45%
38% 38%
17% 17%
FY11 Revenue $10.3B

Fire & Security
Fire & Security
Leading Position in Global Markets
Leading Position in Global Markets
#1 #1 #1-2
5-6% 6-7% 7-8%
10%

~$40 Billion ~$30 Billion ~$30 Billion
Source: IMS, Management Estimate
15% 9%
Market Size
Estimated
Tyco Market
Share
Market
Position
Market  CAGR
2011-15
Tyco Is A Leader In A $100 Billion Global Market
Installation
Services Products

Fire & Security
Fire & Security
Preliminary Pro Forma Net Debt & Dividend Profile
Preliminary Pro Forma Net Debt & Dividend Profile

* Proposed Tyco Fire & Security quarterly dividend payment post separation
Net Debt   ($ in Millions)
Pro Forma Cash
Pro Forma Debt
$400
$1,500
Expected Quarterly Dividend Payment
As Proposed In Proxy Statement
November 15, 2012
$0.15/share *
February 20, 2013
$0.15/share *
In addition, the Board expects to propose an annual cash dividend to shareholders at the next Annual General Meeting expected to take place in March of 2013.

Appendix

Non-GAAP Reconciliation
Non-GAAP Reconciliation
Fire & Security
Fire & Security
(in millions)
(Unaudited)
December 30, December 24, September 30, September 24, September 25,
2011 2010 2011 2010 2009
Operating Income as reported on Form 10-Q filed Jan 31, 2012/10-K filed Nov. 16, 2011
  Security Solutions 339                             347                       1,361 $                   1,090 $            (514) $
  Fire Protection 144                             88                          534                          460                    20
  Flow Control 114                             100                       413                          410                    496
  Electrical and Metal Products -                             7                            7                               100                    (938)
  Corporate and Other (125)                           164                       * (196)                        * (462)                   (570)
Reconciling Adjustments to Pro Forma Operating Income in Tyco Proxy filed May 8, 2012:
  Distribution of ADT NA Residential (193)                           (178)                      (761)                        (575)                   (546)
  Distribution of Flow Control (110)                           (97)                        (385)                        (388)                   (483)
Operating Income/(Loss) As Shown Pro Forma on Tyco Proxy filed May 8, 2012
169 $                         431 $                    973 $                       635 $                (2,535) $
Restructuring, net 13                               28                          74                            94                       167
Restructuring charges in cost of sales and SG&A - - 2                               9                         26
Other additional charges resulting from restructuring actions - - - - 11
(Gains)/losses on divestitures, net - (246)                      (225)                        (39)                     9
Acquisition / Integration costs 2                                 - 7                               - -
Goodwill impairment - - - - 2,641
Intangible impairment - - - - 65
ERISA insurance recovery - - - (1)                       -
Note receivable write-off - 5                            5                               - -
Legacy legal items - (7)                          20                            - 115
Asset Impairment charges 23                               - - - 10
Separation costs 32                               - 24                            10                       -
Operating Income Before Special Items 239 $                         211 $                    880 $                       708 $                509 $
For the Fiscal Year Ended For the Quarters Ended
* Operating income for the quarter ended December 24, 2010 and the year ended September 30, 2011 included a gain of $259 million related to the sale of a majority  interest of the Company's Electrical & Metal Products business.

Non-GAAP Reconciliation
Non-GAAP Reconciliation
Fire & Security Q1 FY12
Fire & Security Q1 FY12
(in millions)
(Unaudited)
Future Segments*
NA ROW
Systems Installation Systems Installation Global Corporate
& Services & Services Products and Other Revenue
Net Revenue
$962 $1,069 $461 $0
$2,492
0
NA ROW 0 0 0
Systems Installation Systems Installation Global Corporate Operating
& Services Margin & Services Margin Products Margin and Other Margin Income Margin
Operating Income (Loss) GAAP $113 11.7% $122 11.4% $81 17.6% ($147) N/M $169 6.8%
Restructuring, net 1                                        6                                        1                           5                         13
-
Acquisition / Integration costs 1                                        1                           -                     2
-
Asset Impairment charges 1                                        2                           20                       23
Separation costs 32                       32
-
Operating Income / Margin Before Special Items $114 11.9% $130 12.2% $85 18.4% ($90) N/M $239 9.6%
* We continue to manage the business consistent with our segmentation as shown in our 8-K filed on January 31, 2012.
In connection with the spin-offs of our ADT NA Residential and Flow Control businesses, we will realign the operating and management structure of our businesses.

Non-GAAP Reconciliation
Non-GAAP Reconciliation
Fire & Security Q1 FY11
Fire & Security Q1 FY11
(in millions)
(Unaudited)
Future Segments*
NA ROW
Systems Installation Systems Installation Global Corporate
& Services & Services Products and Other Revenue
Net Revenue $979 $1,062 $401 $347 $2,789
0
NA ROW 0 0 0
Systems Installation Systems Installation Global Corporate Operating
& Services Margin & Services Margin Products Margin and Other Margin Income Margin
Operating Income (Loss) GAAP $111 11.3% $77 7.3% $78 19.5% $165 N/M $431 15.5%
Restructuring, net 3                                        30                                      (11)                       6                         28
-
(Gains) / losses on divestitures, net 12                                      (258)                   (246)
-
Note receivable write-off 5                         5
Legacy legal items (7)                       (7)
-
Operating Income / Margin Before Special Items $114 11.6% $119 11.2% $67 16.7% ($89) N/M $211 7.6%
* We continue to manage the business consistent with our segmentation as shown in our 8-K filed on January 31, 2012.
In connection with the spin-offs of our ADT NA Residential and Flow Control businesses, we will realign the operating and management structure of our businesses.

Non-GAAP Reconciliation
Non-GAAP Reconciliation
Fire & Security 2011
Fire & Security 2011
(in millions)
(Unaudited)
Future Segments*
NA ROW
Systems Installation Systems Installation Global Corporate
& Services & Services Products and Other Revenue
Net Revenue $4,022 $4,483 $1,757 $347 $10,609
0
NA ROW 0 0 0
Systems Installation Systems Installation Global Corporate Operating
& Services Margin & Services Margin Products Margin and Other Margin Income Margin
Operating Income (Loss) GAAP $437 10.9% $418 9.3% $296 16.8% ($178) N/M $973 9.2%
Restructuring, net 6                                        63                                      (8)                          13                       74
-
Restructuring charges in cost of sales and SG&A 2                                        2
-
(Gains) / losses on divestitures, net 28                                      (253)                   (225)
-
Acquisition / Integration costs 1                                        4                                        2                           -                     7
-
Note receivable write-off 5                         5
-
Legacy legal items 20                       20
-
Separation costs 24                       24
-
Operating Income / Margin Before Special Items $444 11.0% $515 11.5% $290 16.5% ($369) N/M $880 8.3%
* We continue to manage the business consistent with our segmentation as shown in our 8-K filed on January 31, 2012.
In connection with the spin-offs of our ADT NA Residential and Flow Control businesses, we will realign the operating and management structure of our businesses.

Non-GAAP Reconciliation
Non-GAAP Reconciliation
Fire & Security 2010
Fire & Security 2010
(in millions)
(Unaudited)
Future Segments*
NA ROW
Systems Installation Systems Installation Global Corporate
& Services & Services Products and Other Revenue
Net Revenue $3,784 $4,339 $1,529 $1,408 $11,060
0
NA ROW 0 0 0
Systems Installation Systems Installation Global Corporate Operating
& Services Margin & Services Margin Products Margin and Other Margin Income Margin
Operating Income (Loss) GAAP $361 9.5% $375 8.6% $245 16.0% ($346) N/M $635 5.7%
Restructuring, net 13                                      71                                      3                           7                         94
-
Restructuring charges in cost of sales and SG&A 2                                        7                         9
-
(Gains) / losses on divestitures, net (49)                                    5                           5                         (39)
-
ERISA insurance recovery (1)                       (1)
-
Separation Costs 10                       10
Operating Income / Margin Before Special Items $374 9.9% $399 9.2% $253 16.5% ($318) N/M $708 6.4%
* We continue to manage the business consistent with our segmentation as shown in our 8-K filed on January 31, 2012.
In connection with the spin-offs of our ADT NA Residential and Flow Control businesses, we will realign the operating and management structure of our businesses.

Non-GAAP Reconciliation
Non-GAAP Reconciliation
Fire & Security 2009
Fire & Security 2009
(in millions)
(Unaudited)
Future Segments*
NA ROW
Systems Installation Systems Installation Global Corporate
& Services & Services Products and Other Revenue
Net Revenue
$3,931 $4,280 $1,537 $1,400
$11,148
0
NA ROW 0 0 0
Systems Installation Systems Installation Global Corporate Operating
& Services Margin & Services Margin Products Margin and Other Margin Income Margin
Operating Income (Loss) GAAP $372 9.5% ($1,060) N/M ($349) N/M ($1,498) N/M ($2,535) N/M
Restructuring, net 19                                      100                                    24                         24                       167
-
Restructuring charges in cost of sales and SG&A 1                                        13                                      5                           7                         26
Other additional charges resulting from restructuring actions 10                         1                         11
-
(Gains) / losses on divestitures, net 6                                        3                         9
-
Goodwill impairment 1,139                                567                       935                    2,641
Intangible impairment 22                                      43                                      65
-
Legacy legal items -                                    115                    115
-
Asset Impairment charges 10                                      10
Operating Income / Margin Before Special Items
$414 10.5% $251 5.9% $257 16.7% ($413) N/M
$509
4.6%
* We continue to manage the business consistent with our segmentation as shown in our 8-K filed on January 31, 2012.
In connection with the spin-offs of our ADT NA Residential and Flow Control businesses, we will realign the operating and management structure of our businesses.

Supplemental Information
Supplemental Information
Flow Control
Flow Control

(In millions)
(Unaudited)
December 30, December 24, September 30, September 24, September 25,
2011 2010 2011 2010 2009
GAAP Operating income as reported on Form 10-Q filed on January 31, 2012 or
Form 10-K filed November 16, 2011 114 $                  100 $                  413 $                    410 $                    496 $
  Goodwill impairment -                      (35)                      (35)                        -                        -
  Corporate costs allocated by Tyco (13)                      (14)                      (52)                        (54)                        (55)
  Corporate entities distributed to Flow Control (2)                         (1)                         (5)                          (6)                          (8)
  Other (1)                         -                      (15)                        (19)                        18
GAAP Operating income - as reported on Flow Control S-1 filed May 8, 2012 98 $                     50 $                     306 $                    331 $                    451 $
Special Items included in GAAP Operating Income:
Restructuring, net - 1                          11                          26                          15
Restructuring charges in cost of sales and SG&A - (1)                         - - 3
Other additional charges resulting from restructuring actions - - - 1                            5
(Gains)/losses on divestitures, net - - (8)                          - -
Acquisition / integration costs - - 4                            - -
Asset impairment charges - 35                        35                          1                            -
For the Fiscal Years Ended For the Quarters Ended

Supplemental Information
Supplemental Information
Flow Control Q1 FY12
Flow Control Q1 FY12

(In millions)
(Unaudited)
Revenue
Revenue - as reported on Tyco Form 8-K filed January 31, 2012 $923
Previous internal sales now reported as external sales 3
Valves & Thermal Water &
Controls Controls Env. Systems Corporate
Revenue - as reported on Tyco Flow Control S-1 filed May 8, 2012
$542 $225 $159 -
$926
0
Valves & Thermal Water & 0 Operating
Controls Margin Controls Margin Env. Systems Margin Corporate Margin Income Margin
GAAP Operating Income (Loss) - as reported on Tyco Flow Control S-1 filed May 8, 2012
$60 11.1% $49 21.8% $9 5.7% ($20) N/M $98 10.6%
Special Items included in GAAP Operating Income:
Restructuring, net 1                            (1)                         - - -
-

Supplemental Information
Supplemental Information
Flow Control Q1 FY11
Flow Control Q1 FY11

(In millions)
(Unaudited)
Revenue
Revenue - as reported on Tyco Form 8-K filed January 31, 2012 $826
Previous internal sales now reported as external sales -
Valves & Thermal Water &
Controls Controls Env. Systems Corporate
Revenue - as reported on Tyco Flow Control S-1 filed May 8, 2012
$467 $176 $183 -
$826
0
Valves & Thermal Water & 0 Operating
Controls Margin Controls Margin Env. Systems Margin Corporate Margin Income Margin
GAAP Operating Income (Loss) - as reported on Tyco Flow Control S-1 filed May 8, 2012
$49 10.5% $37 21.0% ($18) N/M ($18) N/M $50 6.1%
Special Items included in GAAP Operating Income:
Restructuring, net 1                            1
-
Restructuring charges in cost of sales and SG&A (1)                          (1)
-
Asset impairment charges 35                       35
-

Supplemental Information
Supplemental Information
Flow Control 2011
Flow Control 2011

(In millions)
(Unaudited)
Revenue
Revenue - as reported on Tyco Form 8-K filed January 31, 2012 $3,639
Previous internal sales now reported as external sales 17
Other
(8)
Valves & Thermal Water &
Controls Controls Env. Systems Corporate
Revenue - as reported on Tyco Flow Control S-1 filed May 8, 2012
$2,215 $734 $699 -
$3,648
0
Valves & Thermal Water & 0 Operating
Controls Margin Controls Margin Env. Systems Margin Corporate Margin Income Margin
GAAP Operating Income (Loss) - as reported on Tyco Flow Control S-1 filed May 8, 2012
$277 12.5% $107 14.6% $16 2.3% ($94) N/M $306 8.4%
Special Items included in GAAP Operating Income:
Restructuring, net 4 2 5 11
-
(Gains) / losses on divestitures, net (8) (8)
-
Acquisition / integration costs 3 1 4
-
Asset impairment charges 35 35
-

Supplemental Information
Supplemental Information
Flow Control 2010
Flow Control 2010

(In millions)
(Unaudited)
Revenue
Revenue - as reported on Tyco Form 8-K filed January 31, 2012 $3,373
Previous internal sales now reported as external sales 15
Other (7)
Valves & Thermal Water &
Controls Controls Env. Systems Corporate
Revenue - as reported on Tyco Flow Control S-1 filed May 8, 2012 $1,990 $603 $788 - $3,381
0
Valves & Thermal Water & 0 Operating
Controls Margin Controls Margin Env. Systems Margin Corporate Margin Income Margin
GAAP Operating Income (Loss) - as reported on Tyco Flow Control S-1 filed May 8, 2012
$248 12.5% $74 12.3% $100 12.7% ($91) N/M $331 9.8%
Special Items included in GAAP Operating Income:
Restructuring, net 18                         2                          3                          3                         26
-
Restructuring charges in cost of sales and SG&A (1)                          1                         -
Other additional charges resulting from restructuring actions 1                            1
-
Asset impairment charges 1                          -                     1
-

Supplemental Information
Supplemental Information
Flow Control 2009
Flow Control 2009

(In millions)
(Unaudited)
Revenue
Revenue - as reported on Tyco Form 10-K filed November 16, 2011 $3,495
Previous internal sales now reported as external sales 18
Other (21)
Valves & Thermal Water &
Controls Controls Env. Systems Corporate
Revenue - as reported on Tyco Flow Control S-1 filed May 8, 2012 $2,279 $576 $637 - $3,492
0
Valves & Thermal Water & 0 Operating
Controls Margin Controls Margin Env. Systems Margin Corporate Margin Income Margin
GAAP Operating Income (Loss) - as reported on Tyco Flow Control S-1 filed May 8, 2012
$372 16.3% $79 13.7% $87 13.7% ($87) N/M $451 12.9%
Special Items included in GAAP Operating Income:
Restructuring, net 9                            3                          4                          (1)                       15
-
Restructuring charges in cost of sales and SG&A 3                         3
-
Other additional charges resulting from restructuring actions 1                            4                          5
-

Non-GAAP Measures
Non-GAAP Measures

In this presentation, Tyco has presented its operating margin before special items for its Fire & Security business and future reportable segments. Special items include charges and gains related to divestitures, acquisitions, restructurings, impairments, certain changes to accounting methodologies, legacy legal and tax charges and other income or charges that may mask the underlying operating results and/or business trends of the company or business segment, as applicable. Tyco utilizes these measures to assess overall operating performance and segment level core operating performance, as well as to provide insight to management in evaluating overall and segment operating plan execution and underlying market conditions. Tyco also presents its effective tax rate and corporate expense as adjusted for special items for consistency. One or more of these measures may be used as components in the company's incentive compensation plans.
These measures are useful for investors because they may permit more meaningful comparisons of Tyco’s underlying operating results and business trends between periods. The difference between operating income and margin before special items and operating income and margin (the most comparable GAAP measures) consists of the impact of the special items noted above on the applicable GAAP measure.
The limitation of these measures is that they exclude the impact (which may be material) of items that increase or decrease the company's reported operating income and margin. This limitation is best addressed by using the non-GAAP measures in combination with the most comparable GAAP measures in order to better understand the amounts, character and impact of any increase or decrease on reported results.  Tyco provides general corporate services to its segments and those costs are reported in the "Corporate and Other" segment.
This segment's operating income (loss) is presented as "Corporate Expense."